NICHOLAS | APPLEGATE® Institutional Funds

Supplement dated April 2, 2008

to the Class I, II, III, IV & R Shares Prospectuses

dated July 31, 2007

The section of the Prospectus captioned “Portfolio Management” is revised to indicate that Pedro V. Marcal, Portfolio Manager is no longer responsible for the management of the Global Select Fund (“Fund”). Christopher A. Herrera, Portfolio Manager and Nelson W. Shing, Portfolio Manager retain primary responsibility for the management of the Fund.  Additional biographical information regarding Messrs. Herrera and Shing is currently provided in the Prospectus.